                                                         Registration No. 333-

     As filed with the Securities and Exchange Commission on August 13, 1999
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------
                       ASCHE TRANSPORTATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                              36-3964954
       (State or other Jurisdiction                 (I.R.S. Employer
     of incorporation or organization)           Identification Number)

      10214 NORTH MT. VERNON ROAD                    (815) 864-2421
          SHANNON, ILLINOIS 61078             (Telephone number, including
     (Address, Including Zip Code, of          area code, of registrant's
 registrant's principal executive offices)    principal executive offices)

              ASCHE TRANSPORTATION SERVICES, INC. STOCK OPTION PLAN
                            (Full Title of the Plan)

 MR. LARRY L. ASCHE                         COPY TO:
 CHAIRMAN AND CHIEF OPERATING OFFICER       JOEL R. SCHAIDER, ESQ.
 ASCHE TRANSPORTATION SERVICES, INC.        SACHNOFF & WEAVER, LTD.
 10214 NORTH MT. VERNON ROAD                30 SOUTH WACKER DRIVE, SUITE 2900
 SHANNON, ILLINOIS  61078                   CHICAGO, ILLINOIS  60606
 (815) 864-2421                             (312) 207-1000

(Name, address, including zip code and telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Title of each class of                             Proposed maximum       Proposed maximum           Amount of
    securities to be          Amount to be         offering price per     aggregate offering     registration fee(2)
     registered(1)            registered(1)             share(2)               price(2)
--------------------------------------------------------------------------------------------------------------------
Common Stock, par value          254,000                 $4.00                $1,016,000               $282.45
  $.0001 per share
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.
(2) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on the Nasdaq National Market on August 11, 1999.

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

                                     PART II


                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


         The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-06569, which was filed with the Commission on June 21, 1996, as amended on August 28, 1998, are incorporated by reference in this S - 8 Registration Statement.

                                   SIGNATURES


         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shannon, State of Illinois, on the 12th day of August, 1999.

                                    Asche Transportation Services, Inc.


                                    By:   /s/ Larry L. Asche
                                         ------------------------------
                                             Larry L. Asche
                                             Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned directors and officers of Asche Transportation Services, Inc. hereby constitute and appoint Larry L. Asche our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for us and in our stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney on the 12th day of August, 1999.


 /s/ Larry L. Asche                         /s/ Richard S. Baugh
----------------------------               -----------------------------
Larry L Asche                               Richard S. Baugh


  /s/ Kevin M. Clark                          /s/ Gary I. Goldberg
----------------------------               -----------------------------
Kevin M. Clark                              Gary I. Goldberg


  /s/ Leon M. Monachos                        /s/ Dennis D. Wilson
----------------------------               -----------------------------
Leon M. Monachos                            Dennis D. Wilson


   /s/ Diane L. Asche                         /s/ Michael Todd Recob
----------------------------               -----------------------------
Diane L. Asche                              Michael Todd Recob


  /s/ Karl R. Sattler
----------------------------
Karl R. Sattler

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on this 12th of August, 1999.


         Signature                                     Title
         ---------                                     -----

   /s/ Larry L. Asche
-------------------------------             Chairman and Chief Executive Officer
Larry L. Asche                              and Director (Principal Executive
                                            Officer)

   /s/ Kevin M. Clark
-------------------------------             President and Director
Kevin M. Clark

   /s/ Leon M. Monachos
-------------------------------             Chief Financial Officer (Principal
Leon M. Monachos                            Financial Officer and Principal
                                            Accounting Officer) and Director

   /s/ Diane L. Asche
-------------------------------             Director
Diane L. Asche

   /s/ Richard S. Baugh
-------------------------------             Director
Richard S. Baugh

   /s/ Gary I. Goldberg
-------------------------------             Director
Gary I. Goldberg

   /s/ Dennis D. Wilson
-------------------------------             Director
Dennis D. Wilson

   /s/ Michael Todd Recob
-------------------------------             Director
Michael Todd Recob

   /s/ Karl R. Sattler
-------------------------------             Director
Karl R. Sattler


                                  EXHIBIT INDEX

  Exhibit
  Number                   Description of Exhibit
  -------                  ----------------------
    4.1        Certificate of Incorporation of Asche Transportation Services,
               Inc., as amended *

    4.2        By-Laws of Asche Transportation Services, Inc. *

    4.3        Second Amendment to Asche Transportation Services, Inc. Stock
               Option Plan**

    5 Opinion of Sachnoff & Weaver, Ltd. with regard to the legality of the securities being registered

   23 Consent of Ernst & Young, LLP with respect to the financial statements of the Company

   24          Powers of Attorney (contained on the signature page hereto)



* Filed as an exhibit to the Company's Registration Statement on Form SB-2, Registration Statement No. 33-81942C, declared effective by the Securities and Exchange Commission on September 23, 1994, and incorporated herein by reference.

** Filed as an exhibit to the Company's Report on Form 10-Q for the quarter ended June 30, 1999, and incorporated herein by reference.





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